                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         March 25, 2002 (March 25, 2002)
                         -------------------------------
                Date of Report (Date of Earliest Event Reported)

                               Staff Leasing, Inc.
                               -------------------
               (Exact Name of Registrant as Specified in Charter)

            Florida                      0-28148                65-0735612
            -------                      -------                ----------
(State or Other Jurisdiction of  (Commission File Number)  (IRS Employer
Incorporation)                                              Identification No.)

                             600 301 Boulevard West
                                    Suite 202
                            Bradenton, Florida 34205
                            ------------------------
              (Address of Principal Executive Offices and Zip Code)

                                 (941) 748-4540
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS

         On March 25, 2002, the Board of Directors of Gevity HR, formerly doing business as Staff Leasing, Inc. (the "Company") announced the employment of Erik Vonk and his appointment, effective April 8, 2002, as the Company's Chief Executive Officer and Chairman of the Board of Directors. A press release disclosing the appointment was released on March 25, 2002 and is filed as an Exhibit to this Current Report on Form 8-K (the "Current Report").

         Mr. Vonk will serve in the positions formerly held on an interim basis by James F. Manning, who will remain at the Company until June 9, 2002 and will remain as a director of the Company until the completion of his term in 2003. Mr. Vonk has entered into a four-year employment agreement with the Company as of March 21, 2002, and in connection therewith, Mr. Vonk has executed a securities purchase agreement, the terms of which will allow Mr. Vonk to purchase up to $500,000 worth of shares of Company stock at fair market value in a private offering from the Company. A copy of each of the employment agreement and the securities purchase agreement is filed as an Exhibit to this Current Report.

         As an inducement for Mr. Vonk to enter into employment with the Company, upon execution of the employment agreement, the Company granted to Mr. Vonk options to purchase 100,000 shares of Company common stock. The Company also will grant to Mr. Vonk options under the Company's proposed 2002 Stock Incentive Plan (the "Plan") to purchase an additional 900,000 shares of Company common stock, subject to approval of the Plan by the Company's shareholders at the Company's annual meeting on May 30, 2002. As a further inducement to employment, the Company entered into an agreement (the "Executive Agreement") with Mr. Vonk providing for certain payments to be made to Mr. Vonk in the event of a change of control (as defined in the Executive Agreement) of the Company whereby Mr. Vonk is terminated without cause (as defined in the Executive Agreement) within a specified time from such change of control. A copy of the Executive Agreement is filed as an Exhibit to this Current Report.

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits
             99.1     Press Release dated March 25, 2002.

             99.2     Employment Agreement by and between Company and Erik Vonk, dated
                      March 21, 2002

             99.3     Securities Purchase Agreement by and between Company and Erik Vonk, dated March 21, 2002.

             99.4     Executive Agreement by and between Company and Erik Vonk, dated
                      March 21, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Date: March 25, 2002

                                    STAFF LEASING, INC.

                                    By: /s/ Gregory M. Nichols
                                       ---------------------------------------
                                    Name:  Gregory M. Nichols
                                    Title: General Counsel and Senior Vice
                                           President of Human Resources

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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.1              Press Release dated March 25, 2002.

99.2              Employment Agreement by and between Company and Erik Vonk, dated
                  March 21, 2002

99.3              Securities Purchase Agreement by and between Company and Erik Vonk, dated March 21, 2002.

99.4              Executive Agreement by and between Company and Erik Vonk, dated
                  March 21, 2002.